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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2005
                                                          --------------


                        FAMILY HOME HEALTH SERVICES INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             000-32887                               02-0718322
             ---------                               ----------
     (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170
                                      -----
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (734) 414-9990
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
                                       ---
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On April 18, 2005, the Board of Directors of Family Home Health Services Inc. (the "Company") elected Vicki Welty as a director of the Company to serve on the Board of Directors until the next annual meeting of stockholders and until her successor is duly elected or appointed and qualified. The Company does not presently have any standing Board committees. Therefore, Ms. Welty will not be serving on any Board committees at present. Ms. Welty is the sister of Mr. Ruark, the Chief Executive Officer, President and a director of the Company.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FAMILY HOME HEALTH SERVICES INC.



Date: April 21, 2005                     /s/ Kevin R. Ruark
      --------------                     ---------------------------------------
                                         By:  Kevin R. Ruark
                                         Its: Chief Executive Officer
                                               and President








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